EXHIBIT 23




                 CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the registration statement listed below of our report on the financial statements of the Caribbean Refrescos, Inc. Thrift Plan included in the Annual Report on Form 11-K of The Coca-Cola
Company for the year ended December 31, 1993:

          Registration Statement No. 33-26251 on Form S-8, dated
          December 20, 1988



                              BANKS, FINLEY, WHITE & CO.

Atlanta, Georgia
June 23, 1994